                                                                    EXHIBIT 10.1
                              INFRAMETRICS, INC.
                            SHAREHOLDERS AGREEMENT


     This Shareholders Agreement (the "Agreement") is made and entered into as of March 19, 1999, among FLIR Systems, Inc., an Oregon corporation ("Acquiror"), Inframetrics, Inc., a Delaware corporation ("Target") and each of the shareholders of Target set forth on Appendix A hereto (each a "Shareholder" and collectively, the "Shareholders").

     This Agreement is entered into in connection with that certain Agreement and Plan of Merger dated as of March 19, 1999 (the "Merger Agreement") by and among Acquiror, Irabu Acquisition Corporation, Target and the Shareholders. The Merger Agreement provides for the merger of Irabu Acquisition Corporation with and into Target (the "Merger") in a transaction in which the issued and outstanding shares of capital stock of Target (the "Target Stock") will be converted into the right to receive shares of Common Stock, $.01 par value per share, of Acquiror (the "Acquiror Stock") on the terms and conditions set forth in the Merger Agreement. Capitalized terms used herein but not defined herein shall have their defined meanings as set forth in the Merger Agreement.

     1. Accounting Treatment. Each Shareholder understands and agrees that it is intended that the Merger will be treated as a "pooling of interests" in accordance with generally accepted accounting principles and the applicable General Rules and Regulations published by the Securities and Exchange Commission (the "SEC").

     2. Reliance Upon Representations, Warranties and Covenants. Each Shareholder has been informed that the treatment of the Merger as a "pooling of interests" for financial accounting purposes is dependent upon the accuracy of each Shareholder's representations and warranties set forth herein, and upon each Shareholder's compliance with the covenants set forth herein, and that a tax-free reorganization for federal income tax purposes requires, among other factors, the accuracy of the representations contained herein. Each Shareholder understands that the representations and warranties and covenants of such Shareholder set forth herein will be relied upon by Acquiror, Target, their respective counsel and accounting firms and other shareholders of Target.

          3. Representations, Warranties and Covenants of Each Shareholder. Each Shareholder represents, warrants and covenants as follows:

          (a) Each Shareholder has full power and authority to execute this Agreement, to make the representations and warranties and covenants herein contained and to perform such Shareholder's obligations hereunder.

          (b) Appendix A attached hereto sets forth all shares of Target Stock owned by each Shareholder, including all Target Stock as to which such Shareholder has sole or shared voting or investment power and all rights, options and warrants to acquire Target Stock. Except

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

as contemplated by the Merger Agreement, no other person or entity not a signatory to this Agreement has a beneficial interest in or right to acquire all or any portion of the shares of Target Stock set forth in Appendix A.

          (c) Each Shareholder is acquiring the Acquiror Stock solely for the Shareholder's own account, for investment and not with a view to any resale or other distribution thereof in violation of the Securities Act.

          (d) Each Shareholder acknowledges and understands that the terms of the Merger have not been reviewed by the SEC or by any state securities authorities, that the Acquiror Stock has not been registered under the Securities Act, any state securities law or registered or qualified under any other securities laws, based on, among other factors, that no distribution or public offering has been effected and the Acquiror Stock will be issued by Acquiror in connection with a transaction that does not involve any public offering within the meaning of Section 4(2) of the Securities Act. Each Shareholder understands that Acquiror is relying on such Shareholder's representations as set forth herein for purposes of claiming such exemption, including the bona fide nature of such Shareholder's investment intent as expressed above. Each Shareholder acknowledges that, except as is set forth in
Section 7 of this Agreement, Acquiror is under no obligation to register the Acquiror Stock under the Securities Act. As a result, unless an exemption from such registration is then available, such Shareholder must hold the Acquiror Stock until such time as Acquiror has registered the Acquiror Stock for resale under the Securities Act and qualified the Acquiror Stock for resale under applicable state securities laws.

          (e) Each Shareholder is familiar with Regulation D promulgated under the Securities Act and is an "accredited investor" as defined in Rule 501(a) of such Regulation D or such Shareholder, either alone or together with such Shareholder's representative, has such knowledge and experience in financial, investment and business matters that the Shareholder is capable of evaluating the merits and risks of an investment in the Acquiror Stock. Each Shareholder acknowledges that the Acquiror Stock are volatile securities that involve a high degree of risk. Each Shareholder represents that it is capable of determining what documents and information are necessary to evaluate the Merger and/or an investment in the Acquiror Stock, and has the capacity to protect its own interests in connection with the Merger and the acquisition of the Acquiror Stock.

          (f) Each Shareholder represents that its financial condition is such that the Shareholder is able to bear any and all economic risks associated with investment in the Acquiror Stock, including the risk of holding the Acquiror Stock for an indefinite period of time. Each Shareholder represents that it can also afford a complete loss of its investment in the Acquiror Stock, and has adequate means of providing for the Shareholder's current needs and possible personal contingencies; provided, however, that nothing contained herein shall
                        ------------------
relieve Acquiror from strict adherence to the terms of Section 7.

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

          (g) Until such time as the Acquiror Stock has been registered for resale, each Shareholder understands and acknowledges that each stock certificate representing the Acquiror Stock shall bear a legend in, or substantially in, the following form:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS CONTAINED IN A SHAREHOLDERS AGREEMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. NEITHER SUCH SHARES NOR ANY PORTION THEREOF OR INTEREST THEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF (I) EXCEPT AS SET FORTH IN THE SHAREHOLDERS AGREEMENT AND (II) UNLESS THE SAME ARE REGISTERED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE CORPORATION SHALL HAVE RECEIVED EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE CORPORATION (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION)."

          (h) Each Shareholder understands that Acquiror may maintain a "stop transfer order" against the Acquiror Stock for the purpose of ensuring compliance with applicable securities laws. Acquiror shall not be required (a) to transfer or have transferred on its books any Acquiror Stock that has been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as an owner of such Acquiror Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Acquiror Stock shall have been so transferred in violation of any provision of this Agreement. Acquiror agrees that such stop transfer instructions and legends will be promptly removed and transfers of Acquiror Common Stock will be processed if the provisions of this Agreement and the Securities Act are complied with.

          (i) Each Shareholder has received a copy of the Inframetrics, Inc. Information Statement dated March 17, 1999, including copies of Acquiror's Annual Report on Form 10-K for the year ended December 31, 1997, Acquiror's 1998 Annual Report to Shareholders, Acquiror's Proxy Statement dated April 3, 1998, Acquiror's Prospectus dated June 30, 1998 and Acquiror's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998 (collectively, the "Disclosure Materials"). The Shareholder, either alone or together with the Shareholder's representative, has made such further investigation as the Shareholder deems appropriate as to, and is fully familiar with, and knowledgeable regarding, the financial condition, business affairs and prospects of Acquiror. The Shareholder has been given the opportunity to ask questions of, and receive answers from, the principal officers of Acquiror concerning the business and financial affairs of Acquiror, and has had further

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opportunity to obtain any additional information necessary to verify the accuracy of the foregoing information. To the extent any Shareholder has not sought information regarding any particular matter, the Shareholder represents that Shareholder had no interest in doing so and that such matters are not material to the Shareholder in connection with this investment.

          4.  Negative Covenants of Shareholder.

          (a) Notwithstanding any other provision of this Agreement to the contrary, each Shareholder covenants and agrees that it will not, except in the Merger, sell, transfer, exchange, pledge or otherwise dispose of (including by way of distributions to underlying beneficial owners), or in any other way reduce such Shareholder's risk of ownership or investment in, or make any offer or agreement relating to any of the foregoing with respect to any shares of Target Stock that such Shareholder owns or hereafter may acquire as set forth in Appendix A, or any shares of Acquiror Stock that such Shareholder may acquire in connection with the Merger, or any securities that may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor (all such shares and other securities of Acquiror being herein sometimes collectively referred to as "Restricted Securities"), (i) during the thirty (30) day period immediately preceding the Effective Time of the Merger, and (ii) until the date (the "Pooling Report Filing Date") that Acquiror files with the SEC a report (the "Pooling Report") that includes the combined financial results of Acquiror and Target for a period of at least thirty (30) days of combined operations of Acquiror and Target within the meaning of Accounting Series Release No. 130, as amended, of the SEC. Acquiror covenants and agrees that the Pooling Report shall be filed with the SEC on or before May 17, 1999, provided, however, that if the Closing Date is on
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or after March 1, 1999, Acquiror shall file the Pooling Report with the SEC within 60 days after the Closing Date.

          (b) Each Shareholder covenants and agrees that it will not sell, transfer, exchange, pledge, or otherwise dispose of, or make any offer or agreement relating to any of the foregoing with respect to, any Restricted Securities, or any option, right or other interest with respect to any Restricted Securities, unless (i) such transaction is permitted pursuant to Rule 144 under the Securities Act, (ii) counsel representing such Shareholder, which counsel is reasonably satisfactory to Acquiror, shall have advised Acquiror in a written opinion letter satisfactory to Acquiror and Acquiror's legal counsel, and upon which Acquiror and its legal counsel may rely, that no registration under the Securities Act would be required in connection with the proposed sale, transfer or other disposition, (iii) a registration statement under the Securities Act covering the Acquiror Stock proposed to be sold, transferred or otherwise disposed of, describing the manner and terms of the proposed sale, transfer or other disposition, and containing a current prospectus, shall have been filed with the SEC and made effective under the Securities Act, or (iv) an authorized representative of the SEC shall have rendered written advice to such Shareholder (sought by such Shareholder or counsel to such Shareholder, with a copy thereof and all other related communications delivered to Acquiror) to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take action, with respect to the proposed disposition if consummated. Notwithstanding the foregoing, each Shareholder covenants and agrees that it will not sell, transfer, exchange, pledge or otherwise dispose of, or

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

make any offer or agreement relating to any of the foregoing with respect to, any Restricted Securities, or any option, right or other interest with respect to any Restricted Securities, in any transaction in which the purchaser or other transferee (together with its or their Affiliates) is at the time of such transaction the Beneficial Owner (as defined in Rule 13d-3 under the Exchange
Act) of more than 10 percent of the outstanding shares of Acquiror Common Stock, in each case, except (x) pursuant to, and in accordance with, a transaction approved by the Board of Directors of the Acquiror or (y) in an ordinary brokerage transaction, in which the purchaser is not known by the Shareholder at the time of such transaction to be the Beneficial Owner of more than 10 percent of the outstanding shares of Acquiror Common Stock.

          (c) Each Shareholder represents and warrants that it has no plan or intention to sell, exchange or otherwise dispose of shares of Acquiror Stock received in connection with the Merger.

          5. Rule 144. From and after the Effective Time of the Merger and for so long as is necessary in order to permit each Shareholder to sell the Acquiror Stock held by it pursuant to Rule 144 under the Securities Act, Acquiror will file on a timely basis all reports required to be filed by it pursuant to
Section 13 of the Exchange Act referred to in Paragraph (c)(1) of Rule 144 under the Securities Act, in order to permit each Shareholder to sell the Acquiror Stock held by it pursuant to the terms and conditions of Rule 144. Each Shareholder understands that, except as provided in this Section 5 and in
Section 7 of this Agreement, Acquiror is under no obligation to register the sale, transfer or other disposition of any Restricted Securities by or on behalf of any Shareholder or to take any other action necessary in order to make compliance with an exemption from registration available.

          6. Restrictions on Resales. Each Shareholder agrees and acknowledges that, in addition to the restrictions imposed under Section 4 of this Agreement, the provisions of the Securities Act prohibit the public resale of Restricted Securities (except in a transaction registered under the Securities Act) until such time as such Shareholder has beneficially owned, within the meaning of SEC Rule 144(d), the Restricted Securities for a period of at least one (1) year after the date of the Merger. Each Shareholder acknowledges that such Shareholder is familiar with Rule 144 and agrees to comply with the provisions of such rule as applicable to the Restricted Securities.

          7.  Registration of Shares Issued in the Merger.

          (a) Registrable Shares. For purposes of this Agreement, "REGISTRABLE
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SHARES" shall mean the shares of Acquiror Common Stock issued in the Merger, including any and all Escrow Shares, but excluding shares of Acquiror Common Stock issued in the Merger that have been sold or otherwise transferred by the shareholders of Target who initially received such shares in the Merger prior to the effective date of the Registration Statement (as defined below) (collectively, the "HOLDERS") and excluding shares of Acquiror Common Stock issuable upon exercise of Target Options (the issuance of which will be registered on Form S-8); provided however, that a distribution of shares of Acquiror Common Stock issued in the Merger without

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additional consideration, to underlying beneficial owners (such as the general and limited partners, shareholders or trust beneficiaries of a Holder) shall not be deemed such a sale or transfer for purposes of this Section 7 and such underlying beneficial owners shall be entitled to the same rights under this
Section 7 as the initial Holder from which the Registrable Shares were received and shall be deemed a Holder for the purposes of this Section 7; and provided further that, in the case of Elbit Limited, the sale or transfer of the Acquiror Common Stock issued in the Merger by operation of law in a transaction in which all of the outstanding equity interests of Elbit are acquired by another party shall not be deemed such a sale or transfer and such party shall be entitled to the same rights under this Section 7 as Elbit Limited and shall be deemed a Holder for the purposes of this Section 7.

          (b) Required Registration. Acquiror shall prepare and file with the
              ---------------------
Commission a shelf registration statement on Form S-3 (or such successor or other appropriate form) under the Securities Act with respect to the Registrable Shares (the "REGISTRATION STATEMENT") and to effect all such registrations, qualifications and compliances (including, without limitation, obtaining appropriate qualifications under applicable state securities or "blue sky" laws and compliance with any other applicable governmental requirements or regulations) as any selling Holder may reasonably request (it being understood that each Holder hereby requests qualification or other clearance for the sale of the Registrable Shares in the states of the United States) and that would permit or facilitate the sale of Registrable Shares (provided however that Acquiror shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such state or jurisdiction), in each case so that the Registration Statement shall become effective not later than May 17, 1999, and all other such registrations, qualifications and compliances may become effective on or prior to the later of May 17, 1999 or thirty (30) days after the date a Holder requested such additional registration, qualification or compliance. Acquiror will maintain the effectiveness of the Registration Statement and other applicable registrations, qualifications and compliances for up to eighteen (18) months from the date that the Registration Statement first becomes effective (the "REGISTRATION EFFECTIVE PERIOD"). Following the later to occur of the Pooling Report Filing Date and the date the Registration Statement is first declared effective, the Holders will be permitted (subject in all cases to the provisions of paragraph (c) of this Section 7) to offer and sell Registrable Shares during the Registration Effective Period in the manner described in the Registration Statement provided that the Registration Statement remains effective and has not been suspended.

          (c) Suspension Right.  Notwithstanding any other provision of this
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Section 7, Acquiror shall have the right at any time to require that all Holders suspend further open market offers and sales of Registrable Shares whenever, and for so long as, in the reasonable judgment of Acquiror after consultation with counsel, the use of the Registration Statement and the prospectus related thereto must be suspended due to the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (the "SUSPENSION RIGHT"). In the event Acquiror exercises the Suspension Right, such suspension will continue for the period of time reasonably necessary for disclosure to occur

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

at a time that is not detrimental to Acquiror and its shareholders or, if earlier, until such time as the information or event is no longer material, each as determined in good faith by Acquiror after consultation with counsel. Notwithstanding the foregoing, Acquiror shall not impose the Suspension Right at any time for more than thirty (30) consecutive days or more than a total of ninety (90) days during any twelve (12) month period. Acquiror will promptly give the Holders written notice of any such suspension and will use all reasonable efforts to minimize the length of the suspension. The Registration Effective Period shall be extended by a period of time equal to the duration of any period during which the Suspension Right is imposed.

          (d) Further Obligations of Acquiror.
              -------------------------------

          1. Acquiror shall furnish to the Holders such reasonable number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including each preliminary prospectus), any documents incorporated by reference into the Registration Statement and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them.

          2. Acquiror will use its best efforts to diligently prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

          3. Acquiror shall file on a timely basis with the SEC all information that the SEC may require under either of Section 13 or Section 15(d) of the Exchange Act and, so long as it is required to file such information, shall take all action that may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to Acquiror Stock. Acquiror shall furnish to any Holder forthwith upon request (i) a written statement by Acquiror as to its compliance with the reporting requirements of Rule 144,
     (ii) a copy of the most recent annual or quarterly report of Acquiror as filed with the SEC, and (iii) any other reports and documents that a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such Registrable Shares without registration.

          4. Acquiror shall notify the Holders promptly (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or prospectus or for additional information,
     (iii) of the issuance by the SEC or any other federal or state governmental authority of any

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

     stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for that purpose, and (iv) of the receipt by Acquiror of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for that purpose.

          5. Acquiror shall use commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement, and if one is issued, will use commercially reasonable efforts to obtain the withdrawal of any stop order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any Registrable Securities for sale in any jurisdiction at the earliest possible time.

          (e)  Obligations of Holders.
               ----------------------

               1. Each Holder covenants and agrees that it shall promptly furnish to Acquiror such information regarding themselves or the Registrable Securities held by them, and the intended method of disposition of such securities, as shall be reasonably requested by Acquiror in order to effect the registration of its Registrable Securities. Each Holder agrees that it will not effect any disposition of its Registrable Securities that would constitute a sale within the meaning of the Securities Act (including a disposition which qualifies for an exemption from registration thereunder) except in compliance with the Securities Act and the regulations thereunder, including all applicable prospectus delivery requirements.

               2. Each Holder covenants and agrees that it will promptly advise the Company of any changes in the information concerning each Holder contained in the Registration Statement or any other registration statement required by this Agreement and that such Holder will not make any sale of Registrable Securities pursuant to the Registration Statement without complying with the prospectus delivery requirements of the Securities Act.

               3. Each Holder acknowledges that occasionally there may be times (as described in paragraph (c) of this Section 7) when Acquiror must temporarily suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by Acquiror and declared effective by the SEC, the relevant prospectus supplemented by Acquiror or until such time as Acquiror has filed an appropriate report with the SEC pursuant to the 1934 Act. During any period in which sales are suspended, each Holder covenants and agrees that it will not offer or sell any such Registrable Securities pursuant to the Registration Statement or any such prospectus.

          (f) Expenses.  Acquiror agrees to bear the costs and expenses for any
              --------
registration pursuant to this Section 7. The costs and expenses to be borne by Acquiror for purposes of this Section 7 shall include, without limitation, printing expenses (including a reasonable number of prospectuses for circulation by the selling Holders), legal fees and disbursements of counsel for Acquiror, legal fees and disbursements of one counsel for the Holders in an amount not to exceed $25,000, "blue sky" expenses, accounting fees and filing fees, but shall not include underwriting commissions or similar charges.

          (g)  Indemnification.
               ---------------

               1. Acquiror will indemnify and hold harmless each Holder, its officers, directors, shareholders or partners and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by Acquiror of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and Acquiror will pay to each such Holder (and its officers, directors, employees, shareholders or partners), or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this paragraph (g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Acquiror; nor shall Acquiror be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (a) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in the Registration Statement by any such Holder, or (b) a Violation that would not have occurred if such Holder had delivered to the purchaser the version of the Prospectus most recently provided by Acquiror to the Holder prior to the date of such sale.

               2. Each selling Holder will indemnify and hold harmless Acquiror, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls Acquiror within the meaning of the Securities Act, any other Holder selling securities pursuant to the Registration Statement and any controlling person of any such other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (which includes without limitation the failure of the Holder to comply with the prospectus delivery requirements under the Securities Act, and the failure of the Holder to deliver the most current prospectus provided by Acquiror prior to such sale), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in the Registration Statement or such Violation is caused by the Holder's failure to deliver to the purchaser of the Holder's Registrable Shares a prospectus (or amendment or supplement thereto) that had been made available to the Holder by Acquiror prior to such sale; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this paragraph (g) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this paragraph (g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder.

               3.  Each person entitled to indemnification under this paragraph
     (g) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim and any litigation resulting therefrom, provided that
                                                               --------
     counsel for the Indemnifying Party who conducts the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give
         -------- -------
     notice as provided herein shall not relieve the Indemnifying Party of its obligations under this paragraph (g) unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall (except with the consent of each Indemnified Party) consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

               4. To the extent that the indemnification provided for in this paragraph (g) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     8. Termination of Prior Agreement. Each party hereto agrees and consents to the termination of the Shareholders' Agreement dated as of September 30, 1996 by and among Elbit Systems, Inc., Elbit Limited and The Investors (as defined therein), with such termination to be effective on the execution of this Agreement.

     9. Notices. All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given (i) upon receipt, if delivered by hand, (ii) one (1) business day after deposit with a nationally-recognized overnight courier service, with delivery charges prepaid or otherwise satisfied, or (iii) three (3) days after deposit in the United States mail, postage prepaid, certified or registered mail, addressed to a party as follows:

     IF TO ACQUIROR:          FLIR Systems, Inc.
                              16505 S.W. 72nd Avenue
                              Portland, OR  97224
                                         Attn:  James A. Fitzhenry, Esq.

     With a copy to:          Ater Wynne LLP
                              222 SW Columbia, Suite 1800
                              Portland, OR  97201
                              Attn:  Gregory E. Struxness

     IF TO THE                At the address set forth beneath each
     SHAREHOLDERS:            Shareholder's signature below

     IF TO TARGET:            Inframetrics, Inc.
                              16 Esquire Road
                              N. Billerica, MA  01862
                              Attn:  President
                              Fax No:  978-670-2667
                              Telephone No:  978-901-8344

     With a copy to:          Goodwin, Procter & Hoar, LLP
                              Exchange Place
                              53 State Street
                              Boston, MA  02109
                              Attn:  Kevin M. Dennis, Esq.
                              Fax No:  617-305-6550
                              Telephone No:  617-570-1528

or to such other address as any part may designate for itself by notice given as provided in this Agreement, except that notices of change of address shall only be effective upon receipt.

     10. Termination. This Agreement shall terminate and shall be of no further force and effect upon the termination of the Merger Agreement.

     11. Counterparts. This Agreement shall be executed in one or more counterparts, any of which may be a facsimile copy, each of which shall be deemed an original, and all of which together shall constitute one instrument.

     12. Binding Agreement. This Agreement will inure to the benefit of and be binding upon and enforceable against the parties and their successors and assigns, including administrators, executors, representatives, heirs, legatees and devisees of each Shareholder and any pledgee holding Restricted Securities as collateral.

     13. Waiver. No waiver by any part hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

     14. Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Delaware.

     15. Integration. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter of the Agreement.

     16. Attorneys' Fees. In the event of any legal action or proceeding to enforce or interpret the provisions hereof, the prevailing party shall be entitled to reasonable attorneys' fees, and disbursements whether or not the proceeding results in a final judgment.

     17. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

     18. Third-Party Reliance. Counsel to and accountants for the parties shall be entitled to rely upon this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first written above.

                                    FLIR SYSTEMS, INC.


                                    By:/s/ J. Kenneth Stringer III
                                       ----------------------------------------
                                           J. Kenneth Stringer III
                                           President and


                                    INFRAMETRICS, INC.


                                    By:/s/ Jay Teich
                                       ----------------------------------------
                                    Name:______________________________________
                                    Title:_____________________________________


                                    SHAREHOLDERS

                                    Advent Direct Investment Program Limited
                                    Partnership

                                    By:/s/ Dennis R. Costello
                                       ----------------------------------------
                                    Name:______________________________________
                                    Title:_____________________________________
                                    Address:c/o Advent International Corporation
                                    75 State Street, 29th Floor
                                    Boston, MA  02109
                                    Attn: Dennis R. Costello

                                    Advent Israel Limited Partnership

                                    By:/s/ Dennis R. Costello
                                       ----------------------------------------
                                    Name:______________________________________
                                    Title:_____________________________________
                                    Address:c/o Advent International Corporation
                                    75 State Street, 29th Floor
                                    Boston, MA  02109
                                    Attn: Dennis R. Costello

                                    Advent Israel (Bermuda) Limited Partnership

                                    By:/s/ Dennis R. Costello
                                       ----------------------------------------
                                    Name:______________________________________
                                    Title:_____________________________________
                                    Address:c/o Advent International Corporation
                                    75 State Street, 29th Floor
                                    Boston, MA  02109
                                    Attn: Dennis R. Costello

                                    EnviroTech Investment Fund I Limited
                                    Partnership

                                    By:/s/ Dennis R. Costello
                                       ----------------------------------------
                                    Name:______________________________________
                                    Title:_____________________________________
                                    Address:c/o Advent International Corporation
                                    75 State Street, 29th Floor
                                    Boston, MA  02109
                                    Attn: Dennis R. Costello

                                    Global Private Equity II Limited Partnership

                                    By:/s/ Dennis R. Costello
                                       ----------------------------------------
                                    Name:______________________________________
                                    Title:_____________________________________
                                    Address:c/o Advent International Corporation
                                    75 State Street, 29th Floor
                                    Boston, MA  02109
                                    Attn: Dennis R. Costello

                                    Commonwealth Capital Ventures Limited
                                    Partnership

                                    By:/s/ Jeffrey M. Hurst
                                       ----------------------------------------
                                    Name:______________________________________
                                    Title:_____________________________________
                                    Address: 20 William Street, Suite 225
                                    Wellesley, MA 02481
                                    Attn: Jeffrey M. Hurst

                                    Orion Capital Holdings, Limited Partnership

                                    By:/s/ Steve Kandarian
                                       ----------------------------------------
                                    Name:______________________________________
                                    Title:_____________________________________
                                    Address: c/o Orion Partners, L.P.
                                    20 William Street, Suite 145
                                    Wellesley, MA 02481
                                    Attn: Steve Kandarian

                                    M-K I Partnership, Limited Partnership

                                    By:/s/ Steve Kandarian
                                       ----------------------------------------
                                    Name:______________________________________
                                    Title:_____________________________________
                                    Address: c/o Orion Partners, L.P.
                                    20 William Street, Suite 145
                                    Wellesley, MA 02481
                                    Attn: Steve Kandarian

                                    The Parthenon Group, Inc.

                                    By:/s/ Kelley Murphy
                                       ----------------------------------------
                                    Name:______________________________________
                                    Title:_____________________________________
                                    Address: 200 State Street, 14th Floor
                                    Boston, MA  02109
                                    Attn: Kelley Murphy

                                    Inframetrics Investment Limited Partnership

                                    By:/s/ Jay Teich
                                       ----------------------------------------
                                    Name:______________________________________
                                    Title:_____________________________________
                                    Address: c/o Inframetrics, Inc.
                                    16 Esquire Road
                                    North Billerica, MA  01862-2598
                                    Attn: Jay Teich and Azriel Biberstain

                                    Elbit Limited

                                    By:/s/ Joseph A. Parini
                                       ----------------------------------------
                                    Name:______________________________________
                                    Title:_____________________________________
                                    Address: P.O. Box 539
                                    Advanced Technology Center
                                    Haifa 31053 - Israel
                                    Attn: Emanual Gill


                                    /s/ Azriel Biberstain
                                    -------------------------------------------
                                    Azriel Biberstain

                                    Address:  16 Fairhaven Road
                                              Newton, MA 02159


                                    /s/ Dan Manitakos
                                    -------------------------------------------
                                    Dan Manitakos

                                    Address:  22 Intervale Avenue
                                              Peabody, MA 01960

                                    /s/ Detlev Suderow
                                    -------------------------------------------
                                    Detlev Suderow

                                    Address:  44 Forest Street
                                              Lexington, MA 02173


                                    /s/ Jay Teich
                                    -------------------------------------------
                                    Jay Teich

                                    Address:  64 Webster Road
                                              Weston, MA 02193


                                    /s/ Andy Teich
                                    -------------------------------------------
                                    Andy Teich

                                    Address:  10 Mellen Lane
                                              Wayland, MA 01778

                                    /s/ Charlie Torrielli
                                    -------------------------------------------
                                    Charlie Torrielli

                                    Address:  48 Harris Street
                                              Acton, MA 01720

                                  APPENDIX A

                    Target Stock held by Each Shareholder:


                                        Outstanding           Outstanding
Shareholder                            Class B Stock          Common Stock            Stock Options
----------                             -------------          ------------            -------------

Advent Direct Investment Program             7,956
Limited Partnership

Advent Israel Limited Partnership            1,870

Advent Israel (Bermuda) Limited                231
Partnership

EnviroTech Investment Fund I                 7,235
Limited Partnership

Global Private Equity II Limited            21,127
Partnership

Commonwealth Capital Ventures                6,576
Limited Partnership

Orion Capital Holdings, Limited             11,124
Partnership

M-K I Partnership, Limited                   3,612
Partnership

The Parthenon Group, Inc.                    2,040

Inframetrics Investment Limited              6,229
Partnership

Elbit Limited                                                    200,000
Azriel Biberstain                                                  3,000                  14,000
Dan Manitakos                                                      3,000                  14,000
Detlev Suderow                                                       500                   2,400
Jay Teich                                                          6,250                  23,750
Andy Teich                                                         3,000                  14,000
Charlie Torrielli                                                  2,500                       0